UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 7, 2013

Date of Report (date of earliest event reported)

GIGOPTIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive

San Jose, CA 95134

(Address of principal executive offices)

(408) 522-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 9, 2013, GigOptix, Inc. (the “Company”) issued a press release announcing its preliminary revenues for the three and twelve months ended December 31, 2012 (the “Press Release”). The full text of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2013, in connection with company-wide salary reductions in the range of five to twenty-five percent as discussed in the Press Release, the Company adopted temporary reductions in the salaries previously approved by the Compensation Committee and the Board of Directors of the Company’s executive officers as previously in effect. All salary reductions will be effective beginning January 21, 2013 and will continue until such time as the Company determines to restore compensation to the level previously approved by the Compensation Committee and the Board of Directors. The temporary salary reductions for the executive officers are as follows:

Executive Officer	Current Salary ($)	Reduction Percentage (%)	Adjusted Salary ($)
Dr. Avi Katz	$409,500	25%	$307,125
Curt Sacks	$254,100	20%	$203,280
Andrea Betti-Berutto	$254,100	20%	$203,280
Julie Tipton	$249,260	20%	$199,408

Other than as described above, the material terms of the Employment Agreements of each of Dr. Katz, Messrs. Sacks and Betti-Berutto and Ms. Tipton as previously disclosed by the Company have not been revised and remain in full force and effect. Copies of the Employment Agreements for Dr. Katz and Messrs. Sacks and Betti-Berutto have been previously filed as Exhibits 10.1, 10.2, and 10.3, respectively, to the Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2012 and are incorporated herein by reference. A copy of the Employment Agreement for Ms. Tipton has been previously filed as Exhibit 10.6 to the Current Report on Form 8-K as filed with the SEC on March 28, 2012 and is incorporated herein by reference. The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to Exhibits 10.1, 10.2, 10.3 and 10.6, respectively, as previously filed.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release dated January 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

By:	/s/ Dr. Avi Katz
Name: Dr. Avi Katz
Title: Chief Executive Officer

Date: January 9, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 9, 2013.